Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per Share
Schedule of earnings per share

Net earnings per share is calculated using the weighted average common shares outstanding as follows:

	2023	2022
		Restated
Net earnings attributable to shareholders of Fairfax	4,381.8	3,374.2
Preferred share dividends	(49.7)	(45.2)
Net earnings attributable to common shareholders – basic and diluted	4,332.1	3,329.0

Weighted average common shares outstanding – basic	23,182,558	23,637,824
Share-based payment awards	1,823,558	1,702,599
Weighted average common shares outstanding – diluted	25,006,116	25,340,423

Net earnings per common share – basic	$186.87	$140.83
Net earnings per common share – diluted	$173.24	$131.37